Exhibit 10.1.20

Second Extension Amendment to the iDEN Infrastructure 5 Year Supply Agreement

SECOND EXTENSION AMENDMENT
TO THE
IDEN INFRASTRUCTURE 5 YEAR SUPPLY AGREEMENT

This Second Extension Amendment to the iDEN Infrastructure 5 Year Supply Agreement (“Amendment”) is entered into this 14th day of December, 2004 (“Effective Date”) between MOTOROLA, INC., a Delaware corporation, by and through its Global Telecom Solutions Sector, with offices at 1421 W. Shure Drive, Arlington Heights, Illinois 60004 (“Motorola”), and, NEXTEL COMMUNICATIONS, INC., a Delaware corporation, with offices at 2001 Edmund Halley Drive, Reston, VA 20191 (“Nextel”);

WHEREAS, Motorola and Nextel previously entered into (i) the iDEN Infrastructure 5 Year Supply Agreement effective as of the 1st day of January, 1999; and (ii) the Term Sheet for Subscriber Units and Services dated as of the 31st day of December 2003;

WHEREAS, Motorola and Nextel previously entered into the Extension Amendment dated March 16, 2004, and effective as of January 1, 2004, which extended the term of the agreements described in (i) and (ii) of the foregoing recital through the earlier of December 31, 2004 or execution of a new agreement (the iDEN Infrastructure 5 Year Supply Agreement, as amended by the Extension Amendment shall be referred to herein as the “Existing Agreement”; the Term Sheet for Subscriber Units, as extended by the Extension Amendment shall be referred to herein as the “Handset Term Sheet”);

WHEREAS, Motorola and Nextel previously entered into the 6:1 Interconnect Resolution Agreement dated as of the 30th day of September, 2004, which amended the terms of the Funding Model (attached as Exhibit A to the Extension Amendment); and

WHEREAS, Motorola and Nextel wish to further extend the term of the Existing Agreement through December 31, 2007.

WHEREAS, Motorola and Nextel intend that all terms, except as modified herein, of the Existing Agreement (as amended by the Extension Amendment or other amendments) shall remain in full force and effect.

NOW, THEREFORE, in consideration of the promises and mutual obligations contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, Motorola and Nextel agree as follows:

1. General

Except as set forth herein, all capitalized terms not defined herein shall have the meanings given to them in the Existing Agreement or the Handset Term Sheet, as appropriate.

2. Modifications to Existing Agreement

Motorola and Nextel hereby agree as follows (all references are to sections in the Existing Agreement).

a)	Section 28, Term, is hereby amended by substituting December 31, 2007 in place of the date “December 31, 2004”.

b)	The date “December 31, 2004” which appears in Section 2(c) of the Extension Amendment is hereby amended to read “December 31, 2007.”

c)	Section 4 of the Extension Amendment, entitled “Extension of the Handset Term Sheet”, shall remain unmodified, and shall not (nor shall the Handset Term Sheet referenced therein) be deemed modified, extended or otherwise affected by any of the terms of this Amendment.

Motorola and Nextel Confidential Proprietary

Second Extension Amendment to the iDEN Infrastructure 5 Year Supply Agreement

3. Entire Agreement

This Amendment and its Exhibits and the Existing Agreement constitute the entire understanding between the Parties concerning the subject matter hereof and supersede all prior discussions, agreements and representations, whether oral or written and whether or not executed by Nextel and Motorola. No modification, amendment or other change may be made to this Amendment unless reduced to writing and executed by authorized representatives of both Parties.

IN WITNESS WHEREOF, Motorola and Nextel have entered into this Amendment as of the Effective Date first written above.

MOTOROLA, INC. Global Telecom Solutions Sector		NEXTEL COMMUNICATIONS, INC.

By:	/s/ Charles F. Wright	By:	/s/ Brian Meadows

Name:	Charles F. Wright	Name:	Brian Meadows
Title:	Senior Vice President	Title:	Senior Vice President

Motorola and Nextel Confidential Proprietary

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